EXHIBIT 10.1


                             CONFIDENTIAL TREATMENT
                             ----------------------

CERTAIN INFORMATION HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406.

                               ADDENDUM NUMBER ONE
                                       TO
                       DEVELOPMENT AND LICENSING AGREEMENT
                                       for
                        SAFETY "SELDINGER" NEEDLE DEVICE
                                     between
                             MED-DESIGN CORPORATION
                                       and
                                 MEDAMICUS, INC.

THIS ADDENDUM is made this 7th day of September, 2001 to the Development and Licensing Agreement between Med-Design Corporation and MedAmicus, Inc. dated August 25, 2000 (the "Agreement").

CONSIDERATION

         In consideration of the amendments set forth in this Addendum, MedAmicus hereby agrees to pay to Med-Design the sum of $2,000,000, payable as follows: (1) the sum of $1,000,000 in cash payable on October 15, 2001, and (2) the sum of $1,000,000, payable on October 15, 2001, either in cash or, in the discretion of MedAmicus, in the form of shares of MedAmicus unregistered common stock having an aggregate value of $1,000,000, as valued by the lower of the closing price of MedAmicus stock on the day prior to the signing of this Addendum, or the closing price on the day of signing of this Addendum. If MedAmicus elects to pay $1,000,000 in the form of common stock, MedAmicus and Med-Design agree as follows:

                  1. Investment Representations. Med-Design represents and warrants and acknowledges: (i) that it is acquiring the common stock of MedAmicus hereunder for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same other than pursuant to registration under the Securities Act of 1933, as amended ("Securities Act"); (ii) that it is an "accredited investor" in MedAmicus, as that term is defined in Rule 501 promulgated by the SEC under the Securities Act; and (iii) that it is fully informed that the shares of MedAmicus common stock delivered hereunder are being sold pursuant to a private offer exemption of the Securities Act and are not being registered under the Securities Act or under the Securities or Blue Sky Laws of any state or foreign jurisdiction, and that such shares must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable State Securities or Blue Sky Laws, or unless an exemption from registration is available thereunder. Med-Design acknowledges that it has been provided copies of MedAmicus' Annual Report on Form 10-KSB for the year ended December 31, 2000 and subsequent Form 10-QSBs and such other information as it has deemed necessary in connection with their investment in MedAmicus stock.

                  2. Registration Rights. MedAmicus shall file a Registration Statement with the Securities and Exchange Commission on or before October 15, 2001, covering all of the shares so delivered under this Agreement, and will use it best efforts to cause such registration statement to become effective. MedAmicus and Med-Design will negotiate registration rights reasonable and customary for transactions of this nature, and such terms will be attached as Exhibit A to this Addendum and incorporated herein by reference. MedAmicus and Med-Design each agree to be bound by the terms of Exhibit A.

THE AGREEMENT SHALL BE AMENDED AS FOLLOWS:

SECTION 1. DEFINITIONS

Section 1.1 shall be modified as follows:

         1.1 "Seldinger Needle Device" (also referred to as guidewire introducer) as used herein shall mean a needle device used to puncture a vein or an artery, and a guidewire is threaded through the needle into the vein or artery, and the needle is withdrawn leaving the guidewire in the vein or artery.

         Section 1.6 shall be added as follows:

         1.6: "Related Fields" as used herein shall mean use of the Product for non-vascular applications and applications that do not include use of a guidewire. Related Fields does not include any use of the Product that is inconsistent with rights previously conveyed to Becton Dickinson and Company, and also specifically excludes spinal, epidural, A/V fistula, and PICC applications.

SECTION 3. LICENSE TO DISTRIBUTE

The first paragraph of Section 3 shall be modified as follows:

         MedAmicus is hereby granted an exclusive, worldwide license under the Med-Design Patent Rights to make, use, sell, and have made the Product for the Venous Field, Arterial Field and Related Fields. If MedAmicus knows that a person is using or selling the Product or will use or sell the Product for use other than in the licensed fields, MedAmicus will not sell the Product to such person without prior written consent from Med-Design. Med-Design will retain the right to purchase the Product from MedAmicus at a mutually agreed upon price for sale to customers outside the licensed fields to which MedAmicus has been granted exclusivity as set forth above.

The third paragraph of Section 3 shall be deleted in its entirety.

SECTION 4. ROYALTIES

The first sentence of Section 4.1 shall be amended to read as follows:

         As consideration for the licenses granted hereunder, MedAmicus will pay to Med-Design royalties at the following rates:

         1. On all units sold annually, up to [CONFIDENTIAL TREATMENT REQUESTED] units, MedAmicus will Pay Med-Design royalties of 20% of the net sales price of the Product.

         2. On all units sold annually, from [CONFIDENTIAL TREATMENT REQUESTED] units and above, MedAmicus will pay Med-Design royalties of 17% of the net sales price of the Product.

         3. In no case will the royalty rate be less than [CONFIDENTIAL TREATMENT REQUESTED] per unit.

SECTION 5. MINIMUMS

All of section 5 shall be deleted and replaced with the following:

         In order to retain the licenses granted in the Agreement and this Addendum, MedAmicus must sell, either alone or as part of a kit, not less than the number of units of the Product during each royalty year under this Agreement as set forth in Exhibit C attached to the Agreement. In the event MedAmicus does not sell the minimum quantities recited for each year in Exhibit C, MedAmicus may retain license rights granted herein per the following:

         (a) MedAmicus may retain exclusive license rights to all licensed fields described herein by paying the royalty for that number of units which would be sufficient to meet the applicable minimum quantities. For purposes of making this additional royalty payment, MedAmicus shall calculate an average unit selling price of the Product actually sold during the royalty year, and shall multiply that average unit selling price times the number of units that would be sufficient to meet the applicable minimum quantities, and then multiply that total times the appropriate royalty rate. In the event less than twenty per cent of the minimum quantities recited for a year were actually sold for that year, then the average selling price for the above calculation shall be set at [CONFIDENTIAL TREATMENT REQUESTED]; or

         (b) MedAmicus may retain exclusive license rights to the Venous Field described herein and non-exclusive license rights to the Arterial Fields and Related Fields described herein by paying the royalty for that number of units which would be sufficient to meet the applicable minimum quantities. For purposes of making this additional royalty payment, MedAmicus shall multiply the number of units that would be sufficient to meet the applicable minimum quantities times [CONFIDENTIAL TREATMENT REQUESTED].

         (c) Even if MedAmicus makes no additional royalty payments beyond the royalty payments made in accordance with those units actually sold during the royalty year, MedAmicus shall retain exclusive license rights to the Venous Field.

         If MedAmicus does not sell the minimum quantities set forth in Exhibit C, and chooses not to pay the additional royalties described in sections (a) and (b) above to retain either exclusive or non-exclusive license rights to the Arterial Field and Related Field described herein, then Med-Design has the option, in its sole discretion, (a) to convert the exclusive license for only the Arterial Field and the Related Field to a non-exclusive license; or (b) to terminate only the license granted herein to the Arterial Field and the Related Field. Med-Design may not terminate or declare the Agreement non-exclusive as it pertains to the Venous Field.

SECTION 6.3

The lead in to the first sentence of Section 6.3 is amended to read as follows:

         If MedAmicus is sued in the United States by a third party in an action for patent infringement based on the manufacture, sale or use of the Product for the Venous or Arterial Fields in the United States under the Patent Rights, then the following shall apply: . . .

SECTION 8. TERM OF AGREEMENT AND TERMINATION

Section 8.2 shall be deleted and replaced with the following:

         As set forth in Section 5, Med-Design's sole remedy for MedAmicus' failure to meet the minimum quantities as set forth in Exhibit C or to pay the additional royalties described in Section 5, shall be to terminate or declare this agreement non-exclusive as it pertains to the Arterial and Related Fields. Med-Design may not terminate or declare the agreement non-exclusive as it pertains to the Venous Field.

EXHIBIT C. MINIMUM PURCHASE QUANTITIES

The quantity set forth in Exhibit C as Royalty Year 5 to Contract Termination shall be adjusted from [CONFIDENTIAL TREATMENT REQUESTED] annually to [CONFIDENTIAL TREATMENT REQUESTED] annually.

All other terms of the Agreement shall remain in full force and effect. This Addendum may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum:

THE MED-DESIGN CORPORATION                   MEDAMICUS, INC.:

/s/ Michael W. Simpson                       /s/ Mark C. Kraus
--------------------------------             --------------------------------
Signature                                    Signature

Michael W. Simpson                           Mark C. Kraus
--------------------------------             --------------------------------
Print Name                                   Print Name

COO/EVP                                      VP/GM
--------------------------------             --------------------------------
Title                                        Title

9/7/01                                       9/7/01
--------------------------------             --------------------------------
Date                                         Date

                                    EXHIBIT A

                               REGISTRATION RIGHTS

                                   CERTIFICATE



The undersigned, MedAmicus, Inc. ("MedAmicus") and Med-Design Corporation ("Med-Design"), agree to be bound by the terms of the attached Registration Rights Agreement, effective as of September 28, 2001, and direct that the attached Registration Rights Agreement be attached to that certain Addendum Number One to Development and Licensing Agreement for Safety "Seldinger" Needle Device between MedAmicus and Med-Design dated September 7, 2001 and incorporated therein by reference.


MEDAMICUS, INC.                              MED-DESIGN CORPORATION


     /s/ James D. Hartman                         /s/ Joseph N. Bongiovanni, III
-----------------------------------          -----------------------------------
By:  James D. Hartman                        By:  Joseph N. Bongiovanni, III
     ------------------------------               ------------------------------
Its: President and CEO                       Its: Vice President and Secretary
     ------------------------------               ------------------------------

                                    EXHIBIT A
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day" means any day except a day on which the Nasdaq National Market, the NYSE or the AMEX, as applicable, if the Common Stock is listed for trading or quoted thereon at such time, is closed, and if the Common Stock is not listed for trading or quoted on any of the Nasdaq National Market, the NYSE or the AMEX at such time, then "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Minnesota generally are authorized or required by law or other government actions to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's Common Stock, par value $.01 per share.

         "Company" means MedAmicus, Inc.

         "Effectiveness Period" shall have the meaning set forth in Section 2.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means October 15, 2001.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Losses" shall have the meaning set forth in Section 5(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means a prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities" means the shares of Common Stock issued to Med-Design Corporation pursuant to that certain Addendum Number One to Development and License Agreement for Safety "Seldinger" Needle Device between Med-Design Corporation and the Company, dated September 7, 2001.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Registration Statement" shall have the meaning set forth in
Section 2.

         2. Shelf Registration. The Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the "Shelf Registration Statement") on or prior to the Filing Date. The Shelf Registration Statement shall be on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith which form shall be reasonably acceptable to the Holders). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to keep such Shelf Registration Statement continuously effective under the Securities Act until the date which is two (2) years after the date that such Shelf Registration Statement is declared effective by the Commission or such earlier date when (i) all Registrable Securities covered by such Shelf Registration Statement have been sold or (ii) all Registrable Securities still held by the Holders may be sold under Rule 144 under the Act in any 90-day period (the "Effectiveness Period").

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Use its best efforts to prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith which Form shall be reasonably acceptable to the Holders) in accordance with the method or methods of distribution thereof as specified by the Holders, and cause such Shelf Registration Statement to become effective and remain effective as provided herein.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Shelf Registration Statement, as it may be amended, or in the Prospectus.

                  (c) Notify the Holders of Registrable Securities to be sold:
(i)(A) when a Prospectus or Prospectus supplement covering any Registrable Securities or post-effective amendment to the Shelf Registration Statement covering any Registrable Securities is proposed to be filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to any such Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or Prospectus covering any Registrable Securities or for additional information (and the Company shall promptly prepare and file such amendments or supplements, or promptly provide such information); (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose (and the Company shall use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued); (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose (and the Company shall use its best efforts to prevent the institution of any such proceeding, and to obtain as soon as possible the lifting of any suspension, if issued); and
(v) of the occurrence of any event that makes any statement made in the Shelf Registration Statement or Prospectus covering any Registrable Securities or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Furnish to each Holder, without charge, at least one conformed copy of the Shelf Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person promptly after the filing of such documents with the Commission.

                  (e) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses covering any Registrable Securities (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (f) Use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (g) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as practicable, prepare and file with the Commission, and provide to the Holders, a supplement or amendment, including a post-effective amendment, to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) Use its best efforts to cause all Registrable Securities relating to the Shelf Registration Statement to be listed on The Nasdaq Stock Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed.

                  (i) The Company may require each selling Holder to furnish to the Company such information, including information regarding the distribution of such Registrable Securities, as is required by law to be disclosed in the Shelf Registration Statement covering such Registrable Securities and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. The failure by the Company to file the Shelf Registration Statement by the Filing Date, to cause it to become effective or to maintain its effectiveness for the Effectiveness Period, if due to the breach of a Holder's obligations under this Section, shall not be deemed a breach of the Company's obligations to such Holder under this Agreement.

         If the Shelf Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to such Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Shelf Registration Statement until it has received copies of the Prospectus relating thereto as then amended or supplemented as contemplated in Section 3(e) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c); and (ii) the Holder and its officers, directors or Affiliates, if any, will comply with the Prospectus delivery and any other requirements of the Securities Act applicable to them in connection with sales of Registrable Securities pursuant to such Shelf Registration Statement.

         Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(g), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed.

         4. Registration Expenses. The Company shall bear all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be paid to The Nasdaq Stock Market and in compliance with state securities or Blue Sky laws); (ii) printing expenses and (iii) fees and disbursements of counsel for the Company. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement.

         5. Limitation on Registration. The rights of each Holder to have any Registrable Securities registered by the Company or for the Company to keep effective any Registration Statement shall terminate at such time as legal counsel to the Company delivers its opinion to the Holders that the Holders are able to sell all of the Registrable Securities still owned by them in any 90-day period pursuant to Rule 144. In any event, the Company shall not be required to keep the Shelf Registration Statement effective beyond the Effectiveness Period and may terminate the registration at the conclusion of the Effectiveness Period.

         6. Indemnification.

                  (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any other Registration Statement covering any Registrable Securities, any Prospectus or any form of prospectus covering any Registrable Shares or in any amendment or supplement thereto or in any preliminary prospectus covering any Registrable Shares, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such Holder's proposed method of distribution of Registrable Securities furnished to the Company by such Holder in writing expressly for use therein.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in the Shelf Registration Statement or any other Registration Statement covering any Registrable Securities, any Prospectus, or any form of prospectus covering Registrable Shares, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is based solely upon information regarding such Holder or such Holder's proposed method of distribution of Registrable Securities furnished by such Holder to the Company in writing specifically for inclusion in the Shelf Registration Statement or such other Registration Statement or such Prospectus.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party, in its reasonable judgment, and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel satisfactory to such Indemnified Party, in its reasonable judgment, in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that if more than one Indemnified Party is seeking indemnification with respect to the same Proceeding, the Indemnifying Party shall not be required to pay the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties as a group, and all such fees and expenses shall be reimbursed as incurred. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  (d) Contribution. If the indemnification provided for in this
Section 6 is unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent


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


such statement or omission. Notwithstanding the foregoing, no Holder shall be obligated to make contributions hereunder other than with respect to Losses (i) for which such Holder would have been required to provide indemnity pursuant to
Section 6(b) had indemnification been available thereunder or (i) that, in the aggregate, exceed the amount for which such Holder would have been liable pursuant to Section 6(b) had indemnification been available thereunder. In no event shall a Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) be entitled to contribution from any Person who was not guilty of fraudulent representation.

         7. Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         8. Transfer or Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, may not be transferred or assigned to a transferee or assignee of any shares of Registrable Securities without the consent of the Company, which will not be unreasonably withheld.


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